UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2015

Willis Group Holdings Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2015, Willis Group Holdings Public Limited Company (the “Company”) issued a press release reporting results for the second quarter ended June 30, 2015 and posted a slide presentation to its website, which it may refer to during its conference call to discuss the results. Copies of the press release and the slide presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 21, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of the Company amended those outstanding awards granted in 2014 pursuant to the Performance Based Restricted Share Unit Award Agreements (the “2014 PSU Awards”), including such awards held by the Company’s executive officers. The amendment was recommended by the Committee’s independent compensation consultant in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of June 29, 2015, by and among the Company, Citadel Merger Sub, Inc., a Delaware corporation and a subsidiary of the Company, and Towers Watson & Co., a Delaware corporation (the “Merger”).

Prior to the amendment, the performance period applicable to each 2014 PSU Award was scheduled to end on December 31, 2016, and following such date, the Committee would have calculated a number of earned performance shares based on the achievement of applicable performance objectives, with the earned performances shares scheduled to vest on March 5, 2017. However, it is anticipated that the Merger will close much earlier than the December 31, 2016 end date of the performance period, and the Committee recognized that it would be infeasible to measure the achievement of applicable performance objectives, which include an organic commissions and fees growth target as well as an adjusted earnings-based target, based on such a truncated performance period. Accordingly, as amended, the 2014 PSU Awards will convert into time-based restricted share unit awards at target levels upon the closing date of the Merger. Upon such conversion, the 2014 PSU Awards will continue to remain outstanding and will become fully vested on the originally scheduled vesting date (i.e., March 5, 2017), subject to the holder’s continued employment through such date.

Item 7.01	Regulation FD.

The slide presentation referred to in Item 2.02 above is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in Item 2.02 and Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Willis Group Holdings Public Limited Company Earnings Press Release issued July 28, 2015

99.2	Slide Presentation – Willis Group Holdings Second Quarter 2015 Results

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2015	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Matthew Furman
	Name:	Matthew Furman
	Title:	Group General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Willis Group Holdings Public Limited Company Earnings Press Release issued July 28, 2015

99.2	Slide Presentation – Willis Group Holdings Second Quarter 2015 Results